SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 15, 2007

INTRUSION INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20191	75-1911917
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1101 East Arapaho Road Suite 200
Richardson, TX 75081
(Address of principal executive offices)

(972) 234-6400
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

On March 15, 2007, we executed a Subscription Agreement with G. Ward Paxton, our Chairman, President and Chief Executive Officer, and Michael L. Paxton, our Vice President and Chief Financial Officer, in connection with a private placement of our common stock.  Please see Item 3.02 - Unregistered Sales of Securities for additional details.

Item 3.02.         Unregistered Sales of Securities.

Private Placement

On March 15, 2007, we completed a private placement of unregistered securities (the “Private Placement”) to two individual accredited investors at a purchase price equal to $0.54 per share.   The purchase price was determined by taking the average closing price for our common stock for the prior twenty trading days and multiplying this average by a factor of 110%.  G. Ward Paxton, our Chairman, President and Chief Executive Officer purchased 833,333 shares for a total of $450,000, increasing his beneficial ownership to 2,953,034 shares or 29.8% of our common stock. Michael L. Paxton, our Vice President and Chief Financial Officer purchased 92,593 shares for a total of $50,000, increasing his beneficial ownership to 744,468 shares or 8.0% of our common stock.

We intend to use the proceeds from the Private Placement for general working capital purposes, including ongoing operating expenses, trade payables and the payment of dividends on our existing preferred stock.  Our management will have broad discretion over how we use the net proceeds of this offering and could spend proceeds in ways with which stockholders do not agree.  Pending deployment of the funds, we may invest the proceeds in ways that do not yield favorable returns.

We relied on Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D as the basis for our exemption from registration for the issuance of the common stock.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Subscription Agreements, attached hereto as exhibits.

Item 8.01            Other Material Events

On March 15, 2007, we issued a press release relating to the private placement, a copy of which is attached hereto as Exhibit 99.1 which is hereby incorporated by reference.

Item 9.01.         Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description of Exhibits
10.1	Subscription and Investment Representation Agreement by and between Intrusion Inc. and G. Ward Paxton, dated March 15, 2007

10.2	Subscription and Investment Representation Agreement by and between Intrusion Inc. and Michael L. Paxton, dated March 15, 2007

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRUSION INC.
Dated: March 16, 2007	By:	/s/ MICHAEL L. PAXTON
Michael L. Paxton Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
10.1	Subscription and Investment Representation Agreement by and between Intrusion Inc. and G. Ward Paxton, dated March 15, 2007

10.2	Subscription and Investment Representation Agreement by and between Intrusion Inc. and Michael L. Paxton, dated March 15, 2007

99.1	Press release